                               AMENDMENT NO. 3 TO
           AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST OF
                          AIM INTERNATIONAL MUTAL FUNDS

          This Amendment No. 3 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM International Mutual Funds (the "Trust") amends, effective as of May 1, 2008, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          By consent dated as of January 17, 2008, the Board of Trustees of the Trust, in accordance with Section 9.7 of the Agreement, approved the amendments to the Agreement.

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

     WHEREAS, the trust desires to change the name of AIM Global Aggressive Growth Fund to AIM Global Small & Mid Cap Growth Fund;

           NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the agreement is hereby amended and restated in its entirety as set forth on Exhibit 1 to this amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

          IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of January 17, 2008.


                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                        Name: Philip A. Taylor
                                        Title: President


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

                                                                       Exhibit 1

                                   "SCHEDULE A

                         AIM INTERNATIONAL MUTUAL FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                  CLASSES OF EACH PORTFOLIO
---------                                  -------------------------
AIM Asia Pacific Growth Fund               Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Institutional Class Shares

AIM European Growth Fund                   Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Institutional Class Shares
                                           Investor Class Shares

AIM Global Growth Fund                     Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Institutional Class Shares

AIM Global Small and Mid Cap Growth Fund   Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Institutional Class Shares

AIM International Core Equity Fund         Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Institutional Class Shares
                                           Investor Class Shares

AIM International Growth Fund              Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Institutional Class Shares"


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